UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Impact Equity Fund	April 30, 2021
TGPEX	Investor Class
TGBLX	I Class

T. ROWE PRICE GLOBAL IMPACT EQUITY FUND

HIGHLIGHTS

■	The fund generated a positive return but underperformed its benchmark in the period from its inception on March 15, 2021, to April 30, 2021.

■	Stock selection in the financials, consumer discretionary, utilities, and information technology sectors was unfavorable. Conversely, the choice of securities in health care contributed by far the most to relative performance, while the avoidance of the energy sector also added value.

■	We believe that a pullback in the renewables sector is presenting attractive opportunities, given the need to increase output to meet long-term clean energy needs. Our exposure in this area drives our overweight positions on a traditional sector basis in both industrials and business services and utilities. Our overweight to health care is the second largest on a traditional sector basis and is driven largely by our ownership of stocks in the life sciences, tools, and services industry.

■	Improving business activity has certainly contributed to better headline economic growth data—growth data that will look very strong in the coming quarters. However, when looking at the recent stock price movements of cyclicals as a whole, we believe that some estimates of growth are now reasonably priced into many stock valuations, necessitating selectivity within equity portfolios.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform since inception?

The Global Impact Equity Fund returned 3.30% in the period since its inception on March 15, 2021, to April 30, 2021. The fund underperformed the MSCI All Country World Index Net. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stock selection in the financials, consumer discretionary, utilities, and information technology sectors was unfavorable. Conversely, the choice of securities in health care contributed by far the most to relative performance, while the avoidance of the energy sector also added value.

On a stock level, HDFC Bank, a financial services provider that helps improve life insurance protection and financial inclusion in emerging markets, was a laggard. With concerns over the near-term spread of COVID-19 (the disease caused by the coronavirus) in India weighing on sentiment, its shares were subject to profit taking after a strong quarter for its retail banking activities. Credicorp, a leading Peruvian bank with a growing role in promoting financial inclusion, also detracted. Its shares have pulled back as loan growth has slowed on subdued lockdown demand from large corporates and retail customers, while political uncertainty has weighed on mortgage demand. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the consumer discretionary sector, tutoring services provider TAL Education, which extends the reach of education to many of the underprivileged, contributed negatively. It suffered amid increased regulatory scrutiny of China’s education sector. Bright Horizons Family Solutions, which offers child-care and elderly care to allow working parents to manage their careers more effectively, also dragged. Its business model has taken a short-term hit from the adoption of work-from-home and hybrid working practices.

Other negative contributors included Orsted, a global leader in offshore wind energy with a significant pipeline of further project development opportunities to help drive decarbonization of the power sector. The company did well operationally in the first quarter, but a provision for a faulty construction on an offshore wind project meant that earnings were lower compared with the same period a year earlier.

Conversely, WuXi Biologics was the top contributor to relative returns in the health care sector and in the portfolio overall. The company provides a range of services and products to the pharmaceutical industry—helping to reduce the overall cost of bringing new medicines to market. Its shares have benefited from increasing research and development spending in the global pharmaceutical industry and higher contract research organization penetration. Elsewhere in the sector, Intuitive Surgical, a global leader in robotic-assisted, minimally invasive surgery, added. The company released a strong set of first-quarter results that showed a comprehensive recovery from pandemic-related weakness. Our investment is predicated on economic reopening following the pandemic, which will see hospitals resume more standard operations and procedures increase following postponements. We also expect the trend of robotic surgery taking share from in-person surgery to accelerate.

Other positive contributors to relative performance included Zoetis, which provides medicines, vaccines, and diagnostic products for companion animals and livestock. The company has benefited from an increase in pet adoptions during the pandemic and increased awareness of pet health issues as owners spend more time at home.

Semiconductor equipment manufacturer ASML, whose products are enablers of energy efficiency and digital connections, also boosted returns. It released an impressive set of first-quarter results showing both sales and margins above consensus, buoyed by a global shortage of semiconductors and strong demand in the memory market.

How is the fund positioned?

Our investment approach aligns with the United Nations Sustainable Development Goals by evaluating impact across three pillars and eight sub-pillars that encompass: (1) Climate and Resource Impact, (2) Social Equity and Quality of Life, and (3) Sustainable Innovation and Productivity.

We have 42.7% of the portfolio in our Climate and Resource Impact pillar, comprising 33.0% of stocks under our Reducing Greenhouse Gases sub-pillar. Every day, we are looking to identify companies within our impact universe (and aligned to our investment philosophy’s impact pillars) that remain reasonably valued, given their long-term earnings and free cash flow growth prospects.

We believe that a pullback in the renewables sector is presenting attractive opportunities, given the need to increase output to meet long-term clean energy needs. Our exposure in this area drives our overweight positions on a traditional sector basis to both industrials and business services and utilities.

Within our Social Equity and Quality of Life pillar, we own 23.2% of the portfolio in stocks categorized under our Improving Health sub-pillar and continue to feel positive about companies exposed to the acceleration of pandemic health response efforts, as well as the need to provide catch-up procedures overlooked amid lockdown.

Our overweight to health care is the second largest on a traditional sector basis and is driven largely by our ownership of stocks in the life sciences, tools, and services industry. Here, we see ongoing innovation and positive disruption to prevailing technologies and, therefore, a long-term positive impact from the growth in patient access.

In part, as a function of not owning many of the largest platform companies in digital communication, advertising, and consumption, we are underweight on a traditional sector basis with respect to the communication services and consumer sectors. This is a comfortable position given our perspective on the mega-cap stocks we do not own, as well as the businesses we do own in the information technology sector, where we are overweight.

Innovating in scalable and affordable technology is a key requirement to ensure economic growth and productivity. A decade of rapid innovation has culminated in a period where technology became a necessity for many businesses to survive, as well as for individuals to safely work and be educated from home.

We are overweight a number of software companies that provide technology infrastructure to help small and medium-sized enterprises run efficiently, as well as stocks that continue to provide infrastructure to enable at-home and flexible working conditions, a positive development, and an outcome of the coronavirus pandemic.

What is portfolio management’s outlook?

In the initial weeks following the fund’s launch, equity markets were bolstered by positive sentiment surrounding accelerating vaccine rollouts, improving economic data, and continued accommodative monetary policy and fiscal stimulus. While equity markets have delivered consistent and strong returns in recent months, this broader market performance masks a high degree of volatility at the stock level, with the market swinging its focus between structural long-term winners and stocks set to benefit from a cyclical upswing as the traditional economy reopens.

Improving business activity has certainly contributed to better headline economic growth data—growth data that will look very strong in the coming quarters. However, when looking at the recent stock price movements of cyclicals as a whole, we believe that some estimates of growth are now reasonably priced into many stock valuations, necessitating selectivity within equity portfolios. We continue to monitor trends in employment and how the reopening of the economy influences wage inflation, given that any further upward pressure on yields may add to equity market volatility in what remains a strong but nascent recovery phase.

New and anticipated policy measures by many national governments have supported domestic economies and also served to drive activity among some sectors in the responsible investing sphere, particularly those aligned with our Climate and Resource Impact pillar. Here, a raft of announcements by governments and regions to accelerate targets to reduce carbon emissions has shined a light on companies with the potential to benefit from an energy transition. While the task of ensuring environmental sustainability is truly monumental, we are increasingly positive that the world is seeking, with renewed commitment, an improved path for humankind. Our optimism is buoyed by recent weakness in many stocks exposed to long-term trends in alternative energy, with weakness a function of investor rotation into traditional fossil fuel businesses that are growing once more, albeit on a short-term basis.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS

All investments are subject to market risk, including the possible loss of principal. The fund may not succeed in generating a positive environmental and/or social impact. The fund’s incorporation of environmental and/or social impact criteria into its investment process may cause the fund to perform differently from a fund that uses a different methodology to identify and/ or incorporate environmental and/or social impact criteria or relies solely or primarily on financial metrics. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Because the fund is normally heavily exposed to foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and developed markets.

For a more complete discussion of risks, please see the prospectus.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 4/30/21
Microsoft, United States	3.6%
Charles Schwab, United States	3.0
NextEra Energy, United States	2.9
HDFC Bank, India	2.4
ASML Holding, Netherlands	2.4
Intuit, United States	2.2
Salesforce.com, United States	2.2
Danaher, United States	2.1
Linde, United States	2.1
AIA Group, Hong Kong	2.0
Thermo Fisher Scientific, United States	2.0
Keyence, Japan	2.0
Trane Technologies, United States	1.9
Zoetis, United States	1.9
Marsh & McLennan, United States	1.8
Lonza Group, Switzerland	1.8
Visa, United States	1.7
WuXi Biologics, China	1.7
Waste Connections, United States	1.7
ServiceNow, United States	1.7
Unilever, United Kingdom	1.7
Chubb, United States	1.7
Intuitive Surgical, United States	1.6
Infineon Technologies, Germany	1.6
Shopify, Canada	1.6
Total	**51.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 1.1%		
Common Stocks 1.1%		
MercadoLibre (USD) (1)	69	108
Total Argentina (Cost $108)		108
BRAZIL 0.9%		
Common Stocks 0.9%		
StoneCo, Class A (USD) (1)	1,342	87
Total Brazil (Cost $89)		87
CANADA 2.8%		
Common Stocks 1.6%		
Shopify, Class A (1)	130	153
		153
Limited Partnerships 1.2%		
Brookfield Renewable Partners (USD) (2)	3,024	119
		119
Total Canada (Cost $275)		272
CHINA 3.0%		
Common Stocks 3.0%		
Hope Education Group (HKD)	212,000	71
TAL Education Group, ADR (USD) (1)	890	51
Wuxi Biologics Cayman (HKD) (1)	12,000	168
Total China (Cost $274)		290
DENMARK 2.7%		
Common Stocks 2.7%		
Chr Hansen Holding (1)	827	76
Orsted	744	108
ROCKWOOL International, B Shares	175	78
Total Denmark (Cost $261)		262

FINLAND 1.2%		
Common Stocks 1.2%		
Stora Enso, R Shares	6,012	115
Total Finland (Cost $117)		**115**
FRANCE 2.6%		
Common Stocks 2.6%		
EssilorLuxottica	884	147
Schneider Electric	659	105
Total France (Cost $247)		**252**
GERMANY 4.2%		
Common Stocks 4.2%		
Evotec (1)	3,400	142
Infineon Technologies	3,914	157
MorphoSys (1)	459	43
Shop Apotheke Europe (1)	368	76
Total Germany (Cost $410)		**418**
HONG KONG 2.0%		
Common Stocks 2.0%		
AIA Group	15,600	198
Total Hong Kong (Cost $199)		**198**
INDIA 3.9%		
Common Stocks 3.9%		
Axis Bank, GDR (USD) (1)	2,953	140
HDFC Bank, ADR (USD) (1)	3,407	240
Total India (Cost $416)		**380**
INDONESIA 1.2%		
Common Stocks 1.2%		
Bank Central Asia	55,600	123
Total Indonesia (Cost $126)		**123**

JAPAN 3.6%		
Common Stocks 3.6%		
Hamamatsu Photonics	1,900	110
Keyence	400	192
Mercari (1)	1,100	54
Total Japan (Cost $348)		**356**
NETHERLANDS 3.9%		
Common Stocks 3.9%		
ASML Holding	362	235
Koninklijke DSM	835	150
Total Netherlands (Cost $345)		**385**
PERU 0.8%		
Common Stocks 0.8%		
Credicorp (USD)	659	79
Total Peru (Cost $99)		**79**
PHILIPPINES 1.2%		
Common Stocks 1.2%		
SM Investments	6,155	123
Total Philippines (Cost $128)		**123**
SPAIN 1.0%		
Common Stocks 1.0%		
Iberdrola	7,331	99
Total Spain (Cost $96)		**99**
SWEDEN 1.2%		
Common Stocks 1.2%		
Assa Abloy, B Shares	4,038	115
Total Sweden (Cost $113)		**115**

SWITZERLAND 1.7%

Common Stocks 1.7%

Lonza Group	270	172
Total Switzerland (Cost $158)		**172**

TAIWAN 2.9%

Common Stocks 2.9%

Chailease Holding	18,000	130
Taiwan Semiconductor Manufacturing, ADR (USD)	1,314	153
Total Taiwan (Cost $277)		**283**

UNITED KINGDOM 5.2%

Common Stocks 5.2%

Ashtead Group	1,939	125
AstraZeneca	1,298	138
Prudential	3,917	83
Unilever	2,785	163
Total United Kingdom (Cost $483)		**509**

UNITED STATES 56.5%

Common Stocks 56.5%

Agilent Technologies	892	119
Array Technologies (1)	2,619	74
Atlassian, Class A (1)	610	145
Bright Horizons Family Solutions (1)	562	81
Charles Schwab	4,185	295
Chart Industries (1)	825	133
Chubb	946	162
Danaher	826	210
Deere	159	59
Ecolab	399	89
Eli Lilly	602	110
IDEX	572	128
Intuit	517	213
Intuitive Surgical (1)	187	162
Kodiak Sciences (1)	326	39
Linde	704	201
Marsh & McLennan	1,271	172
Microsoft	1,417	357

MSA Safety	846	136
MSCI	190	92
NextEra Energy	3,700	287
Prologis, REIT	1,202	140
Roper Technologies	289	129
salesforce.com (1)	916	211
ServiceNow (1)	325	165
Shoals Technologies Group, Class A (1)	2,933	94
SolarEdge Technologies (1)	222	59
Square, Class A (1)	454	111
Stryker	438	115
Tesla (1)	77	55
Thermo Fisher Scientific	417	196
Trane Technologies	1,070	186
Trex (1)	857	93
Veeva Systems, Class A (1)	380	107
Visa, Class A	732	171
Waste Connections	1,404	167
Zoetis	1,055	183
Zoom Video Communications, Class A (1)	288	91
Total United States (Cost $5,322)		**5,537**

SHORT-TERM INVESTMENTS 2.8%

Money Market Funds 2.8%		
T. Rowe Price Government Reserve Fund, 0.02% (3)(4)	273,516	274
Total Short-Term Investments (Cost $274)		**274**
Total Investments in Securities		
106.4% of Net Assets (Cost $10,165)		**$ 10,437**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
GDR Global Depositary Receipts
HKD Hong Kong Dollar

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Impact Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund incepted on March 15, 2021. The fund seeks long-term growth of capital. The fund has two classes of shares: the Global Impact Equity Fund (Investor Class) and the Global Impact Equity Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act.

Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term  securities aggregated $10,320,000 and $471,000, respectively, for the period ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2021, the cost of investments for federal income tax purposes was $10,170,000. Net unrealized gain aggregated $267,000 at period-end, of which $447,000 related to appreciated investments and $180,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the period ended April 30, 2021 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/ paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended April 30, 2021, expenses incurred pursuant to these service agreements were $9,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 675,000 shares of the Investor Class, representing 74% of the Investor Class's net assets and 25,000 shares of the I Class, representing 77% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

At an in-person meeting held on October 26, 2020 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the initial investment subadvisory agreement (Subadvisory Contract) that the Advisor entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisory Contract about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price funds (and the nature, quality, and extent of the services expected to be provided to the fund) by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board did not review the fund’s performance since the fund had not incepted at the time of the Meeting.

Costs, Benefits, Economies of Scale, Fees, and Expenses
Since the fund had not yet incepted at the time of the Meeting, the Board did not review information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates, including the Subadvisor) may realize from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds.

Under the Advisory Contract, the fund will pay a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund is expected to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

In connection with its approval of the initial Advisory Contract and Subadvisory Contract, the Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract and Subadvisory Contract for the fund.

Approval of the Advisory Contract and Subadvisory Contract
As noted, at the Meeting on October 26, 2020, the Board approved the initial Advisory Contract and Subadvisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund for the Board to approve the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021